RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS
IAC and Match Group:
IAC and Match Group, in connection with Match Group's IPO, entered into the following agreements:

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A Master Transaction Agreement, under which Match Group agrees to assume all of the assets and liabilities related to its business and agrees to indemnify IAC against any losses arising out of any breach by Match Group of the Master Transaction Agreement or other IPO related agreements;

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An Investor Rights Agreement that provides IAC with (i) specified registration and other rights relating to shares of Match Group's common stock and (ii) anti-dilution rights with respect to Match Group's common stock;

•	An Employee Matters Agreement, which governs the respective rights, responsibilities and obligations of IAC and Match Group after the IPO with respect to a range of compensation and benefit issues;

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A Tax Sharing Agreement, which governs the respective rights, responsibilities and obligations of IAC and Match Group with respect to tax liabilities and benefits, entitlement to refunds, preparation of tax returns, tax contests and other tax matters regarding U.S. federal, state, local and foreign income taxes; and

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A Services Agreement, under which IAC has agreed to provide a range of services to Match Group, including, among others, (i) assistance with certain legal, finance, internal audit, treasury, information technology support, insurance and tax affairs, including assistance with certain public company reporting obligations; (ii) payroll processing services; (iii) tax compliance services; and (iv) such other services as to which IAC and Match Group may agree, and Match Group agrees to provide IAC informational technology services and such other services as to which IAC and Match Group may agree.

For the year ended December 31, 2016, 1.0 million shares of Match Group common stock were issued to IAC pursuant to the employee matters agreement; 0.5 million of which were issued as reimbursement for shares of IAC common stock issued in connection with the exercise and settlement of equity awards denominated in shares of a subsidiary of Match Group; and 0.4 million of which were issued as reimbursement for shares of IAC common stock issued in connection with the exercise and vesting of IAC equity awards held by Match Group employees.
For the year ended December 31, 2016 and for the period from the date of the IPO through December 31, 2015, Match Group was charged $11.8 million and $0.7 million, respectively, by the Company for services rendered pursuant to a services agreement. These amounts were paid in full by Match Group at December 31, 2016 and 2015, respectively.
At December 31, 2016, Match Group had a tax receivable of $9.0 million due from the Company pursuant to the tax sharing agreement. Payments made to the Company during 2016 pursuant to this agreement were $19.9 million.
IAC and Expedia:
Each of IAC and Expedia has a 50% ownership interest in two aircraft that may be used by both companies. The Company and Expedia purchased the second of these two aircraft during 2013. The Company paid $25 million (50% of the total purchase price and refurbish costs) for its interest. Members of the aircrafts' flight crews are employed by an entity in which each of the Company and Expedia has a 50% ownership interest. The Company and Expedia have agreed to share costs relating to flight crew compensation and benefits pro-rata according to each company's respective usage of the aircraft, for which they are separately billed by the entity described above. The Company and Expedia are related parties since they are under common control, given that Mr. Diller serves as Chairman and Senior Executive of both IAC and Expedia. For the years ended December 31, 2016, 2015 and 2014, total payments made to this entity by the Company were not material.